Exhibit 10.1

SHARE CONTRIBUTION AGREEMENT

CONYERS

Share Contribution Agreement

JCEE HOLDINGS LTD

OAG OFFSHORE PIPELINE SERVICES SDN BHD

EUPEC INTERNATIONAL GROUP LIMITED

Conyers Dill & Pearman

Cayman Islands

conyers.com

THIS SHARE CONTRIBUTION AGREEMENT is dated 17 July 2025

BETWEEN:

(1)	JCEE Holdings Ltd, a company incorporated under the laws of the British Virgin Islands, having its registered office at Commerce House; Wickhams Cay 1, P.O. Box 3140; Road Town, Tortola; British Virgin Islands VG1110 ("JCEE")

(2)	OAG Offshore Pipeline Services Sdn Bhd, a company incorporated under the laws of Malaysia of No. 1, Jalan Trompet 33/8 Seksyen 33, 40400 Shah Alam, Selangor, Malaysia ("OAGS" and together with JCEE the "Contributors"); and

(3)	EUPEC International Group Limited, an exempted limited liability company duly established and existing under the laws of the Cayman Islands, having its registered address at Cricket Square; Hutchins Drive; PO Box 2681; Grand Cayman KY1-1111; Cayman Islands (the "Beneficiary").

WHEREAS:

(A)	JCEE is the legal and beneficial owner of 490.000 shares of a nominal or par value of 1€ each (the "JCEE Contributed Shares") of EUPEC International SAS (the "Company"), a simplified joint stock company incorporated under the laws of France and having its head office address at Rue du Comte Jean Port 3060, 59760 Grande-Synthe, France, with registration No. 912 832 003 R.C.S. Dunkerque, with full right to sell the same free from all charges, liens, and encumbrances of any kind;

(B)	OAGS is the legal and beneficial owner of 510.000 shares of a nominal or par value of 1€ each (the "OAGS Contributed Shares" and together with the JCEE Contributed Shares, the "Contributed Shares") of the Company with full right to sell the same free from all charges, liens, and encumbrances of any kind; and

(C)	JCEE has agreed to contribute the JCEE Contributed Shares, OAGS has agreed to contribute the OAGS Contributed Shares and the Beneficiary has agreed to be contributed the Contributed Shares on and subject to the terms herein.

IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1.	In this Agreement unless the context otherwise requires the following words and expressions shall have the following meanings:

"Agreement"	means this share contribution agreement and includes all schedules hereto;

"Business Day"	means any day other than a Saturday, Sunday or public holiday in Cayman Islands;

"Completion"	means completion of the sale and purchase hereunder;

"Completion Date"	means the date of this Agreement or such other date as the Parties may agree;

"Consideration"	is as described in Clause 3; and

"Parties"	means the parties to this Agreement and "Party" shall mean any one of them

1.2.	In this Agreement unless the context otherwise requires:

(a)	references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are re-enactments (whether with or without modification);

(b)	references to clauses and schedules are references to clauses hereof and schedules hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs of the schedule in which the reference appears;

(c)	references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine and/or neuter and vice versa; and

(d)	references to persons shall include companies, partnerships, associations and bodies of persons, whether incorporated or unincorporated.

2.	CONTRIBUTION

2.1.	Subject to the terms of this Agreement, (i) JCEE, as legal and beneficial owner, has agreed to contribute the JCEE Contributed Shares, (ii) OAGS, as legal and beneficial owner, has agreed to contributed the OAGS Contributed Shares and (iii) the Beneficiary has agreed to be contributed the Contributed Shares, in each case free from all liens, charges and encumbrances together with all rights now or hereafter attaching thereto.

3.	CONSIDERATION

3.1.	The total consideration for the Contributed Shares shall be satisfied by the allotment and issue by the Beneficiary of (i) 490 class B ordinary shares of the Beneficiary (the "JCEE Consideration Shares") to JCEE and (ii) 510 class B ordinary shares of the Beneficiary (the "OAGS Consideration Shares") to OAGS, in each case credited as fully paid.

4.	COMPLETION ARRANGEMENTS

4.1.	Completion shall take place on the Completion Date when:

(a)	JCEE shall deliver to the Beneficiary or procure the delivery to the Beneficiary of:

(i)	a duly executed share transfer form in respect of all of the JCEE Contributed Shares in favour of the Beneficiary, substantially in the form attached under Schedule I;

(ii)	updated copies of the share transfer register (registre des mouvements de titres), the individual shareholders' accounts (comptes individuels d'actionnaires) showing the Beneficiary as the holder of the JCEE Contributed Shares; and

(iii)	a duly executed share subscription letter to the Beneficiary in respect of the JCEE Consideration Shares; and

(iv)	written director resolutions of JCEE approving the transfer of the JCEE Contributed Shares and the allotment and issue to JCEE of the JCEE Consideration Shares hereunder;

(b)	OAGS shall deliver to the Beneficiary or procure the delivery to the Beneficiary of:

(i)	a duly executed share transfer form in respect of all of the OAGS Contributed Shares in favour of the Beneficiary, in the usual or common form;

(ii)	updated copies of the share transfer register (registre des mouvements de titres), the individual shareholders' accounts (comptes individue/s d'actionnaires) showing the Beneficiary as the holder of the OAGS Contribted Shares; and

(iii)	a duly executed share subscription letter to the Beneficiary in respect of the OAGS Consideration Shares; and

(iv)	written director resolutions of OAGS approving the transfer of the OAGS Contributed Shares and the allotment and issue to OAGS of the OAGS Consideration Shares hereunder; and

(c)	the Beneficiary shall (i) allot and issue the Consideration Shares in the names of JCEE and OAGS, (ii) write up its register of members to reflect such allotment and issue and (iii) deliver to JCEE and OAGS, as the case may be (a) written director resolutions of the Beneficiary approving the allotment and issue of the Consideration Shares (b) a copy of the register of members of the Beneficiary showing JCEE and OAGS as the holder of the JCEE Consideration Shares and the OAGS Consideration Shares, respectively.

5.	REPRESENTATIONS AND WARRANTIES

5.1.	JCEE represents and warrants to the Beneficiary on the date of this Agreement that:

(a)	JCEE has been duly incorporated and is validly existing and in good standing under the laws of the British Virgin Islands and has full capacity, power and authority to enter into this Agreement;

(b)	JCEE has full power and authority to:

(i)	execute and deliver this Agreement;

(ii)	transfer the JCEE Contributed Shares to the Beneficiary; and

(iii)	comply with the provisions and perform its obligations under this Agreement; and

(c)	this Agreement constitutes the legal, valid and binding obligations of JCEE enforceable in accordance with its terms.

5.2.	OAGS represents and warrants to the Beneficiary on the date of this Agreement that:

(a)	OAGS has been duly incorporated and is validly existing and in good standing under the laws of Malaysia and has full capacity, power and authority to enter into this Agreement;

(b)	OAGS has full power and authority to:

(i)	execute and deliver this Agreement;

(ii)	transfer the OAGS Contributed Shares to the Beneficiary; and

(iii)	comply with the provisions and perform its obligations under this Agreement; and

(c)	this Agreement constitutes the legal, valid and binding obligations of OAGS enforceable in accordance with its terms.

5.3.	The Beneficiary represents and warrants to the Contributors on the date of this Agreement that:

(a)	the Beneficiary has been duly incorporated and is validly existing and in good standing under the laws of the Cayman Islands and has full capacity, power and authority to enter into this Agreement;

(b)	the Beneficiary has full power and authority to:

(i)	execute and deliver this Agreement;

(ii)	be contributed and receive the Contributed Shares and allot and issue the Consideration Shares credited as fully paid as consideration therefore; and

(iii)	comply with the provisions and perform its obligations under this Agreement; and

(c)	this Agreement constitutes the legal, valid and binding obligations of the Beneficiary enforceable in accordance with its terms.

6.	FURTHER ASSURANCES

6.1.	The Parties hereby agree at the request and at the cost of any other party to do, execute and perform such further acts, deeds, documents and things as the requesting Party may reasonably require effectively to vest the legal and beneficial ownership of (i) the Contributed Shares in the Beneficiary and (ii) the Consideration Shares in the Contributors, in each case free from all charges, liens, costs, expenses and encumbrances.

7.	COSTS

7.1.	Each Party shall bear its own costs in connection with the negotiation, preparation and implementation of this Agreement and all matters ancillary thereto.

8.	MISCELLANEOUS

8.1.	If any of the clauses, conditions, covenants or restrictions of this Agreement or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then such clause, condition, covenant or restriction shall apply with such deletion or modification as may be necessary to make it valid and effective.

8.2.	This Agreement shall be binding and inure for the benefit of the successors of the Parties but shall not be assignable.

8.3.	This Agreement contains the whole agreement between the Parties in respect of the subject matter of this Agreement and supersedes and replaces any prior written or oral agreements, representations or understandings between them relating to such subject matter.

8.4.	No variations of this Agreement shall be effective unless made in writing and signed by each of the Parties.

8.5.	Unless expressly provided to the contrary, all representations, warranties, undertakings, covenants, agreements and obligations made, given or entered into in this Agreement by more than one person are made, given or entered into jointly and severally.

9.	NOTICES

9.1.	Any notice required to be given hereunder shall be in writing in the English language and shall be served by sending the same by prepaid recorded post, email or by delivering the same by hand to the address of the Party or Parties in question as set out below (or such other address as such Party or Parties shall notify the other Parties of in accordance with this clause). Any notice sent by post as provided in this clause shall be deemed to have been served five Business Days after despatch and any notice sent by email shall be deemed to have been served immediately upon the time of the transmission of the email:

JCEE

Name : JCEE Holdings Limited

Attention : Jonathan Chong Teik Cheh

Address : No. 1, Jalan Trompet 33/8 Seksyen 33, 40400 Shah Alam, Selangor, Malaysia

Email :

OAGS

Name : OAG Offshore Pipeline Services Sdn Bhd

Attention : Jonathan Chong Teik Cheh

Address : No. 1, Jalan Trompet 33/8 Seksyen 33, 40400 Shah Alam, Selangor, Malaysia

Email :

Beneficiary

Name : EUPEC International Group Limited

Attention: Jonathan Chong Teik Cheh

Address : No. 1, Jalan Trompet 33/8 Seksyen 33, 40400 Shah Alam, Selangor, Malaysia

Email :

10.	HEADINGS

10.1.	The headings in this Agreement are inserted for convenience only and shall not affect the construction or interpretation of this Agreement.

11.	COUNTERPARTS

11.1.	This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

12.	GOVERNING LAW

12.1.	The terms and conditions of this Agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Cayman Islands. The parties to this Agreement hereby irrevocably agree that the courts of Cayman Islands shall have exclusive jurisdiction in respect of any dispute, suit, action, arbitration or proceedings ("Proceedings") which may arise out of or in connection with this Agreement and waive any objection to Proceedings in the courts of Cayman Islands on the grounds of venue or on the basis that the Proceedings have been brought in an inconvenient forum.

AGREED by the Parties through their authorised signatories on the date first written above:

For and on behalf of

JCEE Holdings Ltd

/s/ Jonathan Chong Teik Cheh
Signature

Jonathan Chong Teik Cheh
Print Name

For and on behalf of

OAG Offshore Pipeline Services Sdn Bhd

/s/ Jonathan Chong Teik Cheh
Signature

Jonathan Chong Teik Cheh
Print Name

For and on behalf of

EUPEC International Group Limited

/s/ Jonathan Chong Teik Cheh
Signature

Jonathan Chong Teik Cheh
Print Name